Exhibit 99.2
Strategic Review and 2010 Outlook October 13, 2009 Stephen A. Roell Chairman and Chief Executive Officer Exhibit 99.2

Johnson Controls Johnson Controls 2 A return to profitable growth

Johnson Controls A return to profitable growth Johnson Controls 3 Market insight and customer relationships to adapt to and lead industry change Strategies and offerings aligned with global growth megatrends - Energy efficiency - Sustainability - Emerging markets Management expertise in effectively deploying capital and generating shareholder value World class cost discipline Financial strength to accelerate our investments in growth opportunities

2009: A challenging environment Historic and rapid changes in our markets The breadth and depth of the downturn, combined with the freezing of the credit market, negatively impacted all our industries and markets Entered 2009 with existing softness in North American automotive and residential HVAC markets GM and Chrysler bankruptcies Access to capital Johnson Controls 4 4

Decisive, but difficult actions Aligned our cost structure with market environment Restructuring actions in Q4 2008 and Q2 2009 Workforce reductions Plant consolidations Liquidity enhancements Prioritized capital spending Working capital improvements Discretionary pension funding Convertible debt offerings Johnson Controls 5 Restructuring actions September 2008: $495 million March 2009: $230 million Primarily automotive 30 plants closed

2009: Historic and rapid changes in our markets Power Solutions First half Historic decline in LME lead prices Destocking by aftermarket battery retailers OE demand down more than 30% Second half Lead prices steadily increasing Normal aftermarket ordering patterns Johnson Controls 6 6

2009: Historic and rapid changes in our markets Automotive Experience First half Lowest production in U.S. since 1961 Decline in OE inventories OE platform deferrals/cancellations European production down 40% China production slowdown Growing financial distress of OEs and suppliers Second half US government support provides soft landing for OE bankruptcies Consumer stimulus programs a positive in Europe and U.S. Dealer inventories at healthy level Build schedules adjusting upwards Slow recovery in North America, Europe Strong production recovery in China Johnson Controls 7 7

2009: Historic and rapid changes in our markets Building Efficiency First half Beginning of broad-based downturn in construction spending Unprecedented deferrals of routine service work Emerging market growth stalls Residential HVAC demand down 80% from 2006 peak U.S. stimulus causing project delays Second half Institutional buildings vertical market turns negative Service deferrals continuing Growth resumes in solutions business Market recovery in the Middle East Largest ever single chiller order ($87m) Johnson Controls 8 8

2009 key accomplishments Significantly improved cost structure Automotive Experience break-even level now at 8.3 million production in North America and 14.3 million production in Europe Power Solutions 2009 Q4 results will exceed 2008 despite lower volume Established new business disciplines for automotive contracts to significantly de-risk the business New business at higher margin Commodity indexing in place (90%) Engineering recoveries Increased leadership in buildings energy efficiency and sustainability market 500+ alternative energy projects Introduced greenhouse gas footprint tracking system Major building project wins (ie: Empire State Building) Johnson Controls 9

2009 key accomplishments Increased market share New business awards in North America, Europe and Asia Also awarded new "conquest" business in Europe Launched six new automotive joint ventures in China New battery customers = added 6 million units/year Increased number of Building Efficiency planned service agreements Hybrid vehicle battery leadership Launched first-to-market lithium battery systems at industry's first prodution lithium hybrid auto battery plant Awarded $450m in aggregate grants to build domestic hybrid battery manufacturing capacity Five production contracts, 16 development contracts Early conversion of $800m debt to equity 99.5% of convertible bonds 89.8% of equity units Johnson Controls 10 Exiting 2009 positioned to benefit when the market recovers Improved cost structure Market share gains

Beyond 2010: market outlook North American production 50-Year trend Johnson Controls 11 Units (in millions) 2009 Production at lowest level since 1961 2010 Production forecast shows modest recovery

2009 awards and recognition

- Toyota Global Contribution Award
- Toyota Superior Award – Supplier Diversity
- Toyota Achievement Award – Program Management
- GM Supplier of the Year (Power Solutions)
- Ford World Excellence Award
- Beijing Hyundai Supplier of the Year Award
- Honda Supplier Award – Delivery
- WalMart's 'Vendor of the Year' – Automotive
- Tianjin FAW Toyota Motor Co.- Quality and a Delivery Award
- Society of Plastics Engineers – Central Europe, Automotive Division Award
- Fortune #1 Most Admired (Auto suppliers)
- Newsweek "Greenest Large Companies"
- Frost & Sullivan Market Leadership Award (Building Efficiency)
- Ethisphere "World's Most Ethical Companies"
- Covalecence Ethical Ranking (#1: Autos and auto parts)
- Honda, Mexico – Excellence Award
- Advanced Auto – vendor of the year

12 Johnson Controls

Johnson Controls

Beyond 2010: market outlook U.S. construction by commercial vertical Johnson Controls 13 $ billions Recessions "Institutional" buildings-our primary focus Source: Global Insight

Profitable growth initiatives Broad-based strategies Take advantage of global growth mega-trends Energy efficiency Greenhouse gas emissions / sustainability Emerging markets Leverage government stimulus opportunities Win share through innovation, quality, cost Improve cost structure Continuous improvement initiative, best business practices, vertical integration Leverage financial strength to increase investments in growth initiatives Use selective acquisitions to support growth Johnson Controls 14 14 We believe that our unique capabilities and growth strategies will enable us to sustainably outperform our markets

2010-2014 growth (est.) Johnson Controls 15 5 Year Industry growth JCI 2010 Automotive +7.8% +13% Power +3.0% +6% (excl. lead)* Building +3.6% +3% Industry Growth Market Share Gain Acquisitions JCI Organic growth +7.1% *+17% including impact of higher lead prices

2010 Outlook Johnson Controls 16 ....based on key assumptions you will hear in detail later today $1.35 - 1.45 Consolidated net sales Earnings per share $31B +9%

2010 outlook and strategies What you'll hear today Power Solutions Outlook Aftermarket returning to normal ordering patterns, OE business recovering with overall production Strategies Further commercialize hybrid business Expand in China Increase vertical integration to stabilize supply base and improve profitability Further penetrate North American and European wholesale channels Johnson Controls 17 17 Key take-aways Winning share Margin expansion Leadership in hybrid market

2010 outlook and strategies What you'll hear today Automotive Experience Outlook Higher production in North America, China Winning new and conquest business Strategies Grow in emerging markets Product and process excellence Drive higher returns De-risking the business Johnson Controls 18 Key take-aways Driving to a ROIC and ROS that is above our cost of capital even during a normal downcycle Emerging markets are a significant long term opportunity Well positioned to leverage volumes as production recovers

2010 outlook and strategies What you'll hear today Building Efficiency Outlook Late cycle industry; trends we've seen in late 2009 likely to continue into first half of 2010 Institutional vertical market down, but performing better than overall industry U.S. stimulus program to become a benefit in 2010 Strategies Unique offerings in energy efficiency and sustainability Significant long-term emerging market opportunities New service technologies to drive growth and profitability Johnson Controls 19 19 Key take-aways Recovery in 2H as meaningful stimulus revenues flow Uniquely positioned in energy efficiency and sustainability markets Emerging markets a significant long term opportunity

Power Solutions Alex A. Molinaroli Vice President and President, Power Solutions

Overview of Power Solutions Largest global provider of automotive batteries #1 global market share Largest provider to the automotive aftermarket Original equipment (OE) batteries for the top automakers worldwide First-to-market provider of Li-ion batteries for hybrid applications Quality and cost leader Largest consumer and recycler of lead in the world Johnson Controls 2 2009(e) sales Asia Americas Europe Original Equipment Aftermarket

Overview of the Power Solutions market Stable demand for lead acid batteries in mature markets Decline in miles driven Deferred maintenance Slowly recovering OE production Reduced inventory Aftermarket destocking of early FY2009 not expected to repeat in 2010 Asia market demand growing New vehicle applications and government incentives/regulation creating demand for new battery technologies Johnson Controls 3 Lead-acid automotive battery market 2009: 350M units

Power Solutions 2010 highlights Winning new OE and aftermarket customers globally Lowest cost, highest quality provider World-class manufacturing processes and technologies (PowerFrame) Best Business Practices Aftermarket less economically sensitive Financial stability vs. economically distressed competitors Growing demand for advanced batteries for micro-hybrid vehicles Largest single recipient of U.S. DOE grant for advanced battery manufacturing Johnson Controls 4 4 Lithiium ion battery in the Johnson Controls RE 3 concept vehicle

Strategic priorities in 2010 Advanced battery leadership and growth Technology leadership through investment in differentiated products & services Vertical integration to drive improved margins Grow Americas and European share via the wholesale channel Asia strategy Johnson Controls 5 5

Global wholesale market opportunity Keys to success Market coverage Strong product brands Lowest delivered cost formula Quality channel partners Flat channels with minimal steps Retail presence - flagship shops Closed loop recycling system Johnson Controls 6

Growing the wholesale market in the Americas Growth with our strategic partner Interstate Batteries Acquiring new customers serving the wholesale market Pursuing targeted growth in under-served segments Expanding product line to better serve existing channels Market growth and share gains in South America Johnson Controls 7 7

Growing the wholesale channel in Europe Strategy Tailor channel strategy to each market Establish strategic relationships with key channel partners Build JCI brands Create shorter routes to market Capitalize on closed loop recycling model Develop advanced lead-acid (AGM) aftermarket Johnson Controls 8

Growth in emerging markets China China is the fastest growing market in Asia 5Yr CAGR: 7% (China 10%, Japan 2%, ASEAN 5%) Highly fragmented; more than 1,000 battery manufacturers Higher percentage of OE batteries than mature markets Market in midst of multiple technology transitions Strategies Expand presence in three key geographic markets Lead the market transition to maintenance-free technology Build aftermarket distribution and brands Johnson Controls 9 China: Not a homogeneous market for automotive batteries

Increase vertical integration to optimize supply chain Lead management JCI is the largest consumer of lead in the world - 1.5m MT annually Lead is most significant and volatile component of cost structure Manufacturers' recovery of spent batteries most highly developed in North America Johnson Controls 10 *Data Source: CRU Analysis

Increase vertical integration to optimize supply chain Lead management Strategies Increase N.A. in-house lead recycling capacity to 50% of requirements (current in-house capacity approx. 15%) Constructing recycling facility in Mexico (2010 completion) Build recycling facility in U.S (permit negotiations underway) Protect supply chain access to recycling capacity Enhanced price stability Johnson Controls 11 Regulatory agencies worldwide are implementing stricter environmental standards; these encourage use of recycled lead

Innovation &technology Developing Power Solutions that are flexible by customer and application Johnson Controls 12 Lead Acid Conventional Vehicle Advanced Lead Acid Micro hybrid Lithium Ion Plug-in hybrid & electric vehicle Hybrid electric vehicle

Johnson Controls Mary Ann Wright Vice President and Managing Director Business Accelerator for Advanced Energy Storage Solutions Advanced energy storage solutions

Johnson Controls-Saft A global footprint to serve our global customers Johnson Controls 14 Bordeaux, France Li-Ion Pilot Line & Research Lab Milwaukee, USA Electrochemistry R&D, Systems Development, and testing Hannover, Germany Systems Integration, Development and Testing Nersac, France NiMH & Li-Ion Production Line Cergy, France Electronics Engineering Shanghai, PRC Systems Engineering Development Facility Holland, MI, USA Li-Ion Cell Production and Pack Assembly Holland, MI, USA Automotive Technical Center

15 Leveraging government stimulus to drive growth Global Automotive OE experience Operations excellence across the battery lifecycle - from manufacturing to recycling Built the first Li-ion automotive battery plant in the world First to market with automotive Li-ion batteries being delivered today Bringing together a world class team across the complete supply chain Unique ability to build more than a battery plant...we will launch an industry Awarded $299.2M by DOE, the largest ARRA grant; received $168.5 million incentive package from State of Michigan Why Johnson Controls?

Competitive advantage through complete vertical integration Johnson Controls 16 Technology driven by application requirements: proven safety, reliability and performance

Technology advantage through proven chemistry Johnson Controls 17 REQUIREMENT NCA SYSTEM LFP SYSTEM NMC SYSTEM Peak power Meets Meets Meets Continuous power Meets Meets Meets Specific energy Meets Does Not Meet Under development Energy density Meets Does Not Meet Under development Cycle life Meets Meets Meets Calendar life Meets Does Not Meet Under development Safety Meets Meets Meets Nickel Cobalt Aluminum (NCA) satisfies all system performance requirements for automotive applications Johnson Controls' cell technology, in combination with its system design, provides a level of performance that is compliant with all aspects of automotive requirements for energy storage systems. These systems are backed by a full warranty.

World-class partners to deliver advanced technology and products Johnson Controls 18

Cost reduction to drive commercialization Current barriers exist to achieving parity without tax credits Supply base constraints Regulatory issues Environment Transportation Regulations are likely to drive change Energy Bill CAFE update CO2 emissions alignment with fuel economy ratings Tax incentives for PHEVs (up to $7,500) achieve total cost of ownership parity with internal combustion vehicles today Johnson Controls 19 90% of Americans are open to buying a hybrid for their next vehicle 80% of Americans say cost is a barrier to buying a hybrid Source: "Powering the United States Hybrid Vehicle Industry," May 2009, survey conducted by Harris Interactive and Johnson Controls 3-year cost of ownership $0.50 $0.50

Cost reduction to drive commercialization Our roadmap will reduce battery cost 50% in the next 5 years Drivers: Scale Improved materials efficiencies Best Business Practices Product and process innovation Johnson Controls 20 Cost curve: Materials Capital Labor/OH/SG&A Transportation and other $1000/kWh $800/kWh $500/kWh

Profitability through market growth Johnson Controls 21 $35B - $70B global advanced automotive battery market Globally, HEVs/EVs are projected to represent 6% of total vehicle volume by 2020 Energy Policy making will drive sustained growth and market penetration Revised CAFE CO2 emissions policy

Strategic advantage through customer relationships Established customer relationships Mercedes-Benz S-Class hybrid in European/U.S. showrooms now BMW 7 Series ActiveHybrid will be in production later this year Azure Dynamics BalanceTM Hybrid Electric launches summer of 2010 Exclusive supplier of PHEV battery systems to Ford; in showrooms 2012 New customer commitments... Jaguar Land Rover partnership agreement Volkswagen EV program Additional new business signed; announcements pending Johnson Controls 22

Business accelerator for advanced energy storage We will accelerate the commercialization of the advanced battery industry Areas of focus: Product and process innovations Market development and demand creation World class manufacturing capabilities Supply chain development Advanced long term research and development Johnson Controls 23 MaryAnn Wright VP & Managing Director Johnson Controls Ray Shemanski VP & GM, OEM & Hybrid Systems Johnson Controls Accelerator JCS Building the industry for tomorrow Running the business for today

Power Solutions Summary Leader in lithium ion technology and manufacturing Leader in advanced lead acid technology Aggressively expanding in emerging markets Investing in vertical integration Continued quality and cost leadership & service Continued global lead acid market share growth in all regions Johnson Controls 24 24

Automotive Experience Beda Bolzenius Vice President and President, Automotive Experience

Automotive Experience Leading global provider of systems and components for seats, overhead systems, doors, cockpits, electronics and complete interiors Global capability, supplying more than 30 million cars per year 250 locations in 33 countries More than 1/3 in low-cost countries Diversified customer and product portfolio 65 major launches in 2009 and 60 major launches in 2010 respectively Sustainability - JCI ranked number 2 in Newsweek magazine's inaugural "Green Rankings" for Consumer Products and Cars Secured significant new business Financial strength Johnson Controls 2 Seating Interiors Electronics Europe 52% Asia North America 39% 2009 Sales (e) $12 Billion* * Excludes $1.8B unconsolidated revenue in China 73% 20% 7%

Market environment Global vehicle production 2008 - 2014 Mature markets will recover volume through 2014. North America and Eastern Europe will be the first regions to be back on 2008 volume level in 2012 Johnson Controls 3 CAGR 12.0% -37% 14 15.1 09 8.6 08 13.6 North America Europe 09 15.8 08 20.6 -23% CAGR 6.4% 14 21.6 Asia 14.1580793258443 4.89210932584325 2.650599325843 CAGR 8.0% -8% 14 36.1 09 24.6 08 26.9 BRIC In Million units per CY -17% CAGR 7.8% 14 79.4 09 54.5 08 65.5 Global 24.2 14 CAGR 9.6% +11% 09 15.3 08 13.9

2009: Successful right-sizing of our business Successfully realigned cost structure, achieving break-even at approximately 8.3M units in North America and 14.3M units in Europe: Structural footprint optimization (26 plant closures) Global capacity alignment anticipating demands in future growth markets (LCC footprint) SG&A cost improvement - shared-service center and engineering in low cost countries Accelerated supply base restructuring & low cost countries sourcing Insourced business Significant take-over business wins Returned to break-even in 2009 Q3; all regions profitable in Q4 Johnson Controls 4 Driving toward a mid-term 6-7% ROS target 6-7% ROS target 6-7% ROS target

2009: Risk mitigation of our business Applying risk mitigation strategy to our business via new financial hurdle rates and a more selective approach to target business Driven by: Lower commodity risk via indexing of material economics Lower capital investment requirements via reutilization of existing capacity Engineering costs reduced via standardized development and optimized product portfolio Increased customer upfront funding for engineering, R&D and tooling / volume independent recovery New contracts need to be in line with our long- term growth strategies Johnson Controls 5 5

Automomotive Experience Incremental sales backlog* Incremental sales backlog contraction mainly driven by global down-turn effects Lower forecasted production volume assumptions OEMs delayed SOP of new programs or cancelled successor vehicles JCI withdraws from programs not meeting new commercial criteria Decrease does not indicate market share loss Johnson Controls 6 2.39453924914703 2.39453924914703 1.19453924914689 0.494539249146814 2.39453924914703 0.400000000000046 0.400000000000046 1.20000000000014 0.70000000000008 0.494539249146815 2010-2012 $2.5B Failed to meet JCI hurdle rate OE delays & cancellations Industry Volume Net new business 2009-2011 $4.5B * Includes non-consolidated

Automotive Experience Top wins FY09 Johnson Controls 7 7

Automotive Experience Top launches FY09 Johnson Controls 8 8

Market environment Global vehicle production 2008 - 2014 Johnson Controls 9 CAGR 12.0% -37% 14 15.1 09 8.6 08 13.6 North America Europe 09 15.8 08 20.6 -23% CAGR 6.4% 14 21.6 Asia 14.1580793258443 4.89210932584325 2.650599325843 CAGR 8.0% -8% 14 36.1 09 24.6 08 26.9 BRIC In Million units per CY -17% CAGR 7.8% 14 79.4 09 54.5 08 65.5 Global 24.2 14 CAGR 9.6% +11% 09 15.3 08 13.9

Market environment From challenges and changes to opportunities From challenges and changes to opportunities From challenges and changes to opportunities Johnson Controls 10

Automotive Experience Profitable growth and differentiation Product & Process Excellence Leverage global capabilities Being selective and focused through core, key and standard capability analysis Drive core business processes to a differentiating excellence Global complexity reduction (supply base, core products, footprint) Johnson Controls 11

Automotive Experience Competitive advantage - product excellence Vertical integration Expand global expertise in metal and mechanisms Instrument panel surfaces Printed circuit board Standardization Airbag hinge Seat trim retention Cluster platform Sustainability Natural fiber Synergy seats (lightweight modular structure, eco-friendly materials) Electronics-lead and mercury free products Technology roadmap Establish technology group Focus: driving core technologies to differentiate Johnson Controls 12

Automotive Experience Competitive advantage - innovation Johnson Controls 13 Rethink - Renew - Respond Plug in hybrid - fit for five! Slim seat & conversational seating Integrated seat wing EcoSpace modular cockpit structure Exposed natural material EcoBond headliner Extended instrument cluster

Automotive Experience Competitive advantage - process excellence Identify best-in-class processes and roll- out to global manufacturing sites Examples: Fiber laser welding - replaces current carbon dioxide laser, by offering higher speed and reutilized investment Roll forming - allows a more efficient operation at substantial cost savings and provides increased capacity Johnson Controls 14 14

Automotive Experience Competitive advantage - following our consistent path in BBP Best business practices and continuous improvement Preferred process technology Supply chain management Complexity reduction In-plant best practices Optimized footprint Capacity utilization Overhead spending External BBP benchmarking will be the next level Johnson Controls 15 Preferred Process Technology Complexity Reduction (DFM) Supply Chain Management In-Plant Best Practices Optimized Footprint Capacity Utilization Overhead Spending Best Business Practices and Six Sigma Global Opportunity $1.1B 30% Gap Savings Targeted Annually

Automotive Experience Competitive advantage - global leverage We have taken globalization to the next level ensuring global availability of resources, footprint, engineering and functional capabilities for our customers worldwide 47 JIT plants in LCC 49 components plants in LCC Global engineering footprint Global shared service center Bratislava business centre Finance, costing, purchasing, IT, HR services, central business units International & diverse team Significant SG&A improvement for Europe and cost advantage for our customers Johnson Controls 16

Emerging markets Growth opportunity: China Background Leader in seating with more than 40% market share #2 market share in interiors - opportunity to further accelerate growth in interiors and electronics 2009 China revenues: $1.9 billion (mostly unconsolidated) Competitive advantages Cost advantage via strong footprint Customer & partner relationship Technology leadership vs. local competitors Vertically integrated component structure Local technical centers Johnson Controls 17 Johnson Controls in China More than 30 manufacturing locations with 21 joint ventures Full engineering & development capabilities

Automotive Experience Summary Positioned to be profitable at reduced production levels due to significant cost structure improvements De-risking the business for improved and more stable margins Fast execution of the structural optimization (future growth; capacity adjustment; LCC) Global product focused organization - competitive advantage via standardized best-in-class products and processes Employee engagement and leader effectiveness supporting growth path Johnson Controls 18 18 We are well-positioned to outpace our competition and to benefit from the coming upcycle

Building Efficiency Dave Myers Vice President and President, Building Efficiency

Johnson Controls Building Efficiency Johnson Controls makes buildings in 125 countries more comfortable, productive and safe Our offerings are necessary to provide a comfortable indoor environment at the lowest operating cost Working with Johnson Controls delivers a payback: reduced energy and improved operational costs We are positioned to take advantage of global growth megatrends Johnson Controls 2 Non- Residential 94% Residential Europe 29% North America 53% Asia 18%

Building Efficiency Operating in large global markets Johnson Controls 3 North America residential $9B Non - residential HVAC systems $35B Non-addressable HVAC services $67B Global residential $25B Global HVAC systems & services market Total: $184B Addressable: $117B Addressable HVAC services $48B North America 43% Europe 28% Global non-residential HVAC services $48B Asia 25% Middle East 2% Latin America 2% North America 28% Asia 33% Middle East 13% Latin America 3% Europe 24% Global non-residential HVAC systems $35B

Building Efficiency: Non-residential buildings High level of recurring revenues Service markets The global HVAC service market remains a significant opportunity Highly fragmented Market trends for energy efficiency, climate change legislation and outsourcing will drive increasing demand JCI service team has the largest number of technicians, the most branch locations, the broadest capabilities 1,000+ LEED certified professionals Global Workplace Solutions operates and manages entire facility portfolios to improve global corporation business operations and lower costs Johnson Controls 4 Service and recurring revenues 75% New construction 25% North America International High concentration in "institutional" buildings

Non-residential buildings Near term industry environment Softening new construction continuing in mature markets North American "institutional" market, which represents more than half our new construction sales, has largely outperformed the overall market Capital constraints resulting in atypical customer behavior (deferrals) U.S. and China government stimulus expected to have a positive impact beginning in the second half of 2010 Increasing likelihood of energy efficiency / sustainability legislative requirements worldwide Momentum building for greenhouse gas reduction Global 1000 companies shifting from measurement to action to action to action to action to action to action to action to action to action to action to action to action to action to action to action to action to action Johnson Controls 5

Key growth opportunities Energy & sustainability Energy technology meets information technology Increased role of government Emerging markets Johnson Controls 6 6

Johnson Controls Iain Campbell Energy and sustainability

Approximately 40% of the worlds energy is consumed by buildings making them the largest single targeted category for energy efficiency and GHG abatement Growth opportunity Energy efficiency and sustainability Market drivers The global market opportunity for energy efficiency and sustainability is large and expanding Increasing energy prices, climate change legislation and new generation constraints will further accelerate expansion of the market Buildings provide the greatest opportunity for GHG abatement - and come with a negative cost Customers are ill-equipped to deal with the growing complexities and doing nothing creates both environmental and economic risk We have been in the energy efficiency business since 1885 and it permeates all of our businesses and all of our strategies Johnson Controls 8 8

Growth opportunity Energy efficiency and sustainability Why Johnson Controls? No one can match our consulting, design, operation and measurement capabilities Global execution Real, tangible, measurable and guaranteed savings Differentiated advisory capabilities Enterprise-wide visibility to GHG footprint, utility spend, and progress achieved by projects Johnson Controls 9 9 Continuing to expand our capabilities organically and through acquisitions

Growth opportunity Energy efficiency and sustainability The growing market opportunity for global energy and sustainability expands our core HVAC market Sized based on a 1% rate of improvement in the fossil fuel energy consumption of existing commercial, industrial and institutional building stock Johnson Controls 10 North America residential $9B Non - residential HVAC systems $35B Non- addressable HVAC services $67B Global residential $25B Global HVAC systems and services market Total: $184B Addressable: $117B Addressable HVAC services $48B Global HVAC systems and services market with energy and sustainability impacts $141B $117B $141B Traditional business Advisory services, building products and advanced technology $10B $11B $3B Expansion - lighting, renewables, etc.

Growth opportunity Energy efficiency and sustainability Energy Solutions When energy is the driver for building retrofit, the market needs integrated solutions We have built an energy solutions business able to deliver both energy advisory services and large scale energy solutions - it is now approaching $1B in revenue Only a part of the market is truly active - the part that is not dependent upon owner/occupier capital This is changing for the whole building energy retrofit market Johnson Controls 11 11 Power Purchase Agreements Performance Contracting

Growth opportunity Energy efficiency and sustainability Energy Solutions - Whole building retrofits Bundled product and service solution that uses energy and operational savings to pay the cost of the project over time Blended paybacks advantageous for renewable energy projects Integrated design and guaranteed outcome achieve maximum benefit and minimal risk for clients and allow us to deliver a broad scope Johnson Controls 12 Source: Energy Data Book (2007); EERE, U.S. Department of Energy Commercial Building End Energy Use Market expansion Private sector funding model development Building renovation model Clinton Climate Initiative (CCI) as a market catalyst Increasing global adoption of performance contracting

Empire State building A replicable model in the private sector JCI offering Refurbish windows to improve energy efficiency Improve the insulation New energy management control system High efficiency HVAC equipment Web-based tenant energy management system Outcome Reducing energy usage by 38% Energy savings of $4.4M per year; <3 yr. payback over incremental cost Anticipate LEED Gold certification Structured to enable financing Accelerated payback through integration with building renovation Johnson Controls 13 13 Key differentiators: Service relationship since 1951 Ability to navigate complex contracting process to guarantee savings Local market knowledge

Expanding beyond North America and efficiency German Army base adds renewables to total solution Goal Reduce energy cost and carbon emissions across 100 buildings 2008 energy cost of €1,050k CO2 emissions 4,500 tons Johnson Controls offering Performance contract with guaranteed savings Antiquated BMS updated and linked to new metering system Installed renewable energy technology Biomass-boiler Biomass Combined Heat and Power unit (CHP) Installed high efficiency lighting systems Outcome Energy cost reduced by 69%; €328k / year Carbon emissions reduced by 76% to 1,100 tons / year Johnson Controls 14 Operating hours/year Power (kW) Biomass CHP The design of the biomass CHP and the biomass boiler was conducted according to the heat load distribution per year

Linking efficiency to the smart grid Georgia Tech uses existing technology to cut energy use Goal Real time pricing program to reduce peak load and energy costs Johnson Controls offering Metasys central server continuously reads and records hourly prices from utility's web service feed Whenever electricity price exceeds designated threshold, Metasys automatically triggers demand response mode for a limited number of buildings on the campus This happens automatically, but the system also emails area managers to keep them informed Outcome Complete Metasys campus Observed peak load reduction of about 1MW Estimated annual cost savings of ~$150k Johnson Controls 15

Johnson Controls Key growth opportunities Energy technology meets information technology

Expanding our energy management and sustainability capabilities Technology platform for energy and greenhouse gas measurement Rising energy costs and environmental (GHG) commitments driving demand for comprehensive global information & advisory services in utility bill and GHG management New information technology platform integrates disparate real estate and building management systems Provides enterprise-wide visibility to energy and utility spend, GHG footprint, and progress achieved by projects Enables differentiated advisory capabilities No other competitors can match this technology and capability today Johnson Controls 17

Growth opportunity Integrated building systems and services Over 50% of the S&P 100 companies report on their sustainability efforts 86% have corporate sustainability websites 41% of the Global 500 disclose emissions reduction targets Integrated systems to identify future savings across portfolio Visibility across multiple facility systems - energy, security, building automation, etc Able to monitor and measure results through technology platform and service resources to take action on improvements One provider for design, installation, and operation of solution Guaranteed results Managing 1 billion+ sq.ft .of customer space Johnson Controls 18

Johnson Controls Key growth opportunities Increased role of government

Growth opportunities Increased role of government Significant near-term opportunity to capitalize on recently announced government stimulus packages We see significant long-term opportunity by expanding our relationships with global governments We are working to effect favorable energy legislation and policy mandates that will drive demand for our offerings Increasing our share of the government market because of our ability to.... Deliver wherever they operate Guarantee outcomes Bring broad capabilities Understand their agencies' missions and "speak their language" Work with multiple complex procurement processes Guarantee reliable performance and pro- active problem resolution Understand and actively comply with regulation and legislation Johnson Controls 20 Government as a growth driver Government as a growth driver Short-term Stimulus programs create new customers and demand Long-term Setting policies that mandate energy efficiency and GHG reduction

Increased role of government Short-term: stimulus spending Johnson Controls 21 Total global stimulus is over $2 trillion with 65% from the U.S. and China Federal buildings $3 Education modernization $5 Grid/ renewables $2 State and local $2 United States - $12 B target JCI addressable market opportunity China - Stimulus Scope Housing projects $59 Infrastructure $220 Environment, health and other $71 Earthquake reconstruct $146 Rural investments $108 Bidding activity 3,300 bids Value of $2.7 billion

Increasing role of government Long-term: Energy efficiency and climate change legislation Europe Net-zero energy use buildings starting in 2019 Energy Performance of Buildings Directive (EPBD) Implementation in UK (EU to follow) Energy Performance Certificate (EPC) required on the sale or rent of all buildings Mandatory inspection of air conditioning systems Mandated improvements in building energy efficiency 20/20 program 20% carbon reduction from 1990 levels by 2020 F-Gas and R22 Phase Legislation Complete ban on Virgin R22 by 2010 United States US Energy and Environment Subcommittee developing broad set of policies similar to that enacted in the EU Will likely go further in providing incentive for energy efficiency in buildings Cap and trade discussions continue Johnson Controls 22

Johnson Controls Key growth opportunities Emerging markets

Growth opportunities Emerging markets Large and growing opportunity 28% of current revenue comes from Asia, Latin America and Middle East That mix will continue to increase as construction outpaces developed markets Six key targeted markets: China, India, Brazil, Saudi Arabia, Russia, and Mexico Expanding all JCI capabilities in these markets In each targeted market, we are already a leader in at least one product or service line Goal: market leadership in all our core segments Johnson Controls 24 #1-2 market position 2 branches 1,093 employees Saudi Arabia #2-3 market position 9 branches 1,370 employees Brazil #4 market position 9 branches 819 employees India #1 market position 42 branches 4,413 employees China #1-2 market position 12 branches 244 employees Russia #2-3 market position 44 branches 3,611 employees Mexico Current Capabilities:

Growth opportunities Emerging markets Over the long-term, emerging markets will grow 4x as fast as the developed markets Energy efficiency and sustainability is a key demand driver Hot temperatures, a growing middle class, a lack of skilled locals, and energy constraints will drive demand for JCI offerings Johnson Controls 25 5 yr. growth rate % Developed Developing Success factors Local availability / local relationships Products that meet local needs Competitive prices (building controls and HVAC controls components)

Increase service capabilities in all emerging markets Example: Middle East Market Conditions With increasing equipment penetration, a growing need for service expertise Attracting and retaining key operations and maintenance employees is challenging Few "local" trained resources Initiatives Strategic recruitment Dedicated service businesses within each region Convert installed base to service contracts & pull through repair orders O&M offering tailored for district cooling plants and commercial buildings Customer-centric multi-disciplinary teams HVAC, controls, energy, green & water Johnson Controls 26

Emerging markets growth initiatives Example: China China Largest HVAC market outside of the U.S. $700M+ in JCI 2009(e) revenue 43 sales offices 2 factories Initiatives Teaming with 7 university campuses to aid in recruitment Implement bundled central plant solution sales to expand already strong presence in complex market Develop distribution channels to augment direct sales and expand market coverage in mid market in mid market in mid market in mid market in mid market in mid market in mid market in mid market in mid market in mid market in mid market in mid market in mid market in mid market in mid market Johnson Controls 27

Johnson Controls Residential HVAC

Residential HVAC Currently a depressed market, but with long-term growth drivers Johnson Controls 29 1.2 million new household formations annually Household formations Home ownership Second home demand Aging housing stock Increases in income and age of home-owning population are growing demand for second homes Rate of home ownership increasing As existing housing stock ages, new homes are built to meet replacement demand Energy efficiency requirements, government stimulus and future refrigerant changes will also help drive long-term growth Replacement New construction

Residential / Light commercial HVAC Johnson Controls 30 NORTH AMERICAN A/C & HEAT PUMP INDUSTRY SHIPMENTS Source: AHRI Note: Data based on calendar years and includes air conditioners, heat pumps and unitary commercial 4% CAGR 1.5 2.5 3.5 4.5 5.5 6.5 7.5 8.5 75 76 77 78 79 80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 Units (millions) Source: Airconditioning and Refrigeration Institute 31% Decline from ' 05 to ' 08 Historical Recession Despite significant recent declines, HVAC shipments in N.A. have followed a steady growth pattern over the past 35 years weathering several economic downturns. We expect the long-term growth trend to continue.

Residential Performance improvement initiatives Goals Cost reduction Operational excellence Improve customer access Quality improvement Expedite product development Initiatives Profitability-oriented Plant closure Cost reduction initiatives/ BBP / Supply chain SKU reductions Production scheduling / inventory management Goal-oriented Distribution growth / optimization Dealer acquisition program Johnson Controls 31 When the residential market recovers, we expect our residential business to generate double-digit margins

Building Efficiency Summary Large and growing global markets Multiple paths to growth Energy and sustainability Energy technology meets information technology Increased role of government Emerging markets Residential HVAC turnaround Markets will recover; pent-up demand Significant action taken to improve cost structure Johnson Controls 32

Financial outlook R. Bruce McDonald Executive Vice President and Chief Financial Officer

2009: A difficult year, but an improved second half Johnson Controls 2 Quarterly earnings per share Q1 Q2 Q3 Q4 $0

Fiscal 2009 fourth quarter outlook Consolidated net sales Approx. $7.9B EPS $0.40 - $0.42 Includes $0.12 warranty/quality charge in NA residential business Excludes: Exchange offer costs Non-recurring tax benefits Net debt-to-capitalization Approximately 23% Strong Q4 operating cash flow Exchange offer ($700M net debt reduction) Voluntary pension contributions ($90M) Liquidity Well positioned Stable credit ratings No significant maturities in 2010 Access to commercial paper markets Johnson Controls 3

Fiscal 2010 key assumptions Automotive build North America Europe China (passenger vehicles) 2009 8.6m 15.8m 7.0m 2010e 9.8m 15.8m 8.3m Construction spending Residential - U.S. Non-residential - U.S. Non-residential - Western Europe Non-residential - Asia / Middle East / Non-residential - Latin America -18% -13% +2% -26% to +2% +18% -15% -8% +4% to +8% Johnson Controls 4

Global Insight non-residential construction forecast - all regions Developing regions still posting strong growth Developed regions expect construction to decline through 2011 before turning upward Johnson Controls 5 W. Europe N.A. Middle East Latin America Asia '08-'09 CAGR '09-'10 CAGR '10-'11 CAGR '11-'12 CAGR '12-'13 CAGR North America -5% -15% -2% 10% 12% Western Europe -10% -8% 1% 4% 4% Eastern Europe 0% 4% 9% 10% 10% Asia 2% 6% 11% 13% 13% Middle East -26% 8% 14% 18% 14% Latin America -3% 5% 11% 8% 8% E. Europe Source: Global Insight

Global Insight non-residential construction forecast - U.S. Healthcare and education expected to weather commercial construction downturn better than other vertical markets Approximately two-thirds of BE revenue tied to institutional market Johnson Controls 6 Commercial Manufacturing Institutional Healthcare '08-'09 CAGR '09-'10 CAGR '10-'11 CAGR '11-'12 CAGR '12-'13 CAGR Healthcare 3% -1% 3% 5% 6% Education 3% -4% 1% 4% 4% Institutional 3% -3% 1% 5% 5% Commercial -28% -27% 4% 20% 19% Manufacturing 34% -35% -31% 15% 34% Education Source: Global Insight

U.S. residential construction Large pent-up demand expected to drive growth Johnson Controls 7 Source: Global Insight '08-'09 CAGR '09-'10 CAGR '10-'11 CAGR '11-'12 CAGR '12-'13 CAGR North America -30% 18% 31% 19% 9% Source: U.S. Census Bureau

Fiscal 2010 key assumptions Euro $1.45 in 2010 vs. $1.35 in 2009 Tax rate 20% in 2010 Foreign tax credits Improved profitability overseas 20%-25% range in 2011 and 2012 Pension contribution $100 - $125 million US pension funding for the next 3 years Financing costs Successful early exchange offer for convertible bonds Stable short term interest rates Commodities Not a significant factor Copper hedges Indexing in Automotive Experience Lead - $2,100/MT Johnson Controls 8

Investing to accelerate our growth Power Solutions Vertical integration Hybrid commercialization China expansion Automotive Experience Engineering and launch costs to build our backlog Product innovation Building Efficiency Energy and sustainability initiatives Technology platforms NextGen service initiative Emerging market infrastructure Johnson Controls 9 9

Fiscal 2010 outlook Johnson Controls 10 Consolidated net sales Approx $31B (up 9%) Building Efficiency flat, second half growth anticipated Higher vehicle production Growth in emerging markets across all three businesses EPS Approx $1.35 - $1.45 Improvements in all businesses as volumes / markets recover Cost savings initiatives / restructuring benefits Increased investments in innovation Segment income margin * Up 250 bps Automotive Experience - return to positive margins Net financing charges Approx. $200 - $210 million Lower net debt levels Capital expenditures $625 - $675 million Capacity expansion in emerging markets Automotive new business launches Vertical integration in Power Solutions Net debt-to-capitalization Below 20% Free cash flow generation approximately $800 million $200 - $250 million cash outflow associated with completion of restructuring initiatives Capacity to increase investment in growth initiatives * Excluding restructuring and impairment charges

Automotive Experience 2010 Financial outlook Sales up 13% Volume recovery in North America Growth in emerging markets Largely via unconsolidated joint ventures Takeover business re-sourced from distressed competitors Significant number of launches in Europe Segment margin 1.3% - 1.6% Benefits of restructuring Return to profitability in North America and Europe Continued growth in China, Japan and Korea Increased investment in engineering and product development Johnson Controls 11 Mid-term margin potential: 6-7% Market share growth Volume recovery in all markets Continued growth in Asia Benefits of restructuring New business quoting disciplines Margin target consistent with return metrics

Power Solutions 2010 Financial outlook Sales up 17% (up 6% excluding lead) Volume gains across all regions Market share growth New contract wins Benefit of global capacity expansion Segment margin 11% - 11.2% Manufacturing process efficiency improvements Restructuring savings / higher utilization rates Growing investment in hybrid technology - government funding secured Johnson Controls 12 Mid-term underlying margin potential: +200 to +250 bps vs. 2010 Manufacturing improvements Vertical integration Improved product mix

Power Solutions 2010 Financial outlook Lead Impact Lead prices expected to be approximately 44% higher in 2010 vs. 2009 Lead cost pass-through will increase unit prices, lowering reported segment margin Johnson Controls 13 Pro forma impact Pro forma impact Pro forma impact Pro forma impact Pro forma impact Pro forma impact 2009 estimate 2009 estimate 2009 estimate 2010 estimate @ $1,463/MT @ $2,100/MT @ $2,100/MT Revenue $4.0B $4.4B Approx. $4.5B Segment margin 10.4% 9.4% 11.0% - 11.2% +160 to +180 bps

Building Efficiency 2010 Financial outlook Sales up 3% Emerging market growth, partially offset by mature market declines Strong solutions pipeline due to order deferrals Slow maturation of ARRA related orders Relatively stable service demand Second half recovery anticipated Segment margin of 5.6% - 5.8% (6.9% - 7.1% excluding GWS) Benefits of volume growth in emerging markets Turnaround in residential business Investments in future growth opportunities Johnson Controls 14 Mid-term margin potential: 10% (excluding Global Workplace Solutions) Market share growth Restructuring benefits Infrastructure/ emerging market investments

Cash flow Cash flow deployment Reinvest in the businesses Organic growth Acquisitions Improve credit metrics Dividend payments Liquidity $2.05B revolver (expires December 2011) Liquidity cushion in excess of $2.5 billion Minimal debt maturities next year; $1 billion in FY11 Johnson Controls 15 Strong, consistent cash flows Dividends paid since 1887 Strong balance sheet "Stable" ratings from Moody's / S&P